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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 4, 2000
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



        1-1511                                            38-0533580
        ------                                            ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)




The total number of pages is 2
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events


Federal-Mogul Corporation announced it has executed an agreement to settle the litigation initiated by Owens-Illinois, Inc. against Federal-Mogul Corporation and T&N Ltd., a UK corporation and wholly-owned subsidiary of Federal-Mogul. Terms of the settlement will not be disclosed by the parties.









                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2000




                                      FEDERAL-MOGUL CORPORATION



                                      By: /s/ James J. Zamoyski
                                          -------------------------------
                                          Name:  James J. Zamoyski
                                          Title: Senior Vice President and
                                                 General Counsel

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